UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003


                  Citibank (South Dakota), National Association
                                  on behalf of
                       Citibank Credit Card Master Trust I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      7.25% Class A Credit Card Participation Certificates, Series 1994-2
      7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
  Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
   Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6



                                                       [Cover page 1 of 2 pages]

      6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1 5.75% Class B Credit Card Participation Certificates, Series 1999-1 5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.150% Class B Credit Card Participation Certificates, Series 1999-2 6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7
      6.90% Class B Credit Card Participation Certificates, Series 1999-7
               Credit Card Participation Certificate, Series 2000
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


     United States of America                         46-0358360
     ------------------------                      ----------------
     (State or other juris-                        (I.R.S. Employer
     diction of incorporation)                    Identification No.)


     33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328,
           333-38803, 333-80743, 333-52984, 333-91326 and 333-103013

                            (Commission File Numbers)

       701 East 60th Street, North
       Sioux Falls, South Dakota                        57117
       ----------------------------                   ----------
         (Address of principal                        (Zip Code)
         executive offices)

       Registrant's telephone number, including area code: (605) 331-2626

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



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

Item 5.       Other Events

             On December 31, 2003, Citibank (South Dakota), National Association ("Citibank (South Dakota)"), as Seller and Servicer, Citibank (Nevada), National Association ("Citibank (Nevada)"), as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee (the "Trustee") entered into Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement, dated as of October 5, 2001, among Citibank (South Dakota), Citibank (Nevada) and the Trustee.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:

             The following exhibit is filed herewith:

        Exhibit 4 Amendment No. 1, dated as of December 31, 2003, to the Amended and Restated Pooling and Servicing Agreement, among Citibank (South Dakota), Citibank (Nevada) and the Trustee





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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIBANK (SOUTH DAKOTA),
                                      NATIONAL ASSOCIATION,
                                      as Servicer
                                      (Registrant)


                                      By: /s/ Douglas C. Morrison
                                          -----------------------
                                              Douglas C. Morrison
                                              Vice President


Dated: January 9, 2004






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

                                 EXHIBIT INDEX
                                 -------------
Exhibit No.
-----------
     4 Amendment No. 1, dated as of December 31, 2003, to the Amended and Restated Pooling and Servicing Agreement, among Citibank (South Dakota), Citibank (Nevada) and the Trustee




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